Exhibit 10.1

FOURTH AMENDMENT

TO

REGISTRATION RIGHTS AGREEMENT

THIS FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of October 13, 2010 by and among TECHNISCAN, INC., (the “Issuer”), BIOTEX PHARMA INVESTMENTS, LLC (the “Lead Investor”).

R E C I T A L S:

WHEREAS, the Issuer and the Lead Investor desire to revise that certain Registration Rights Agreement dated March 30, 2010 entered into by and among the Issuer, the Lead Investor, and the other holders listed on Schedule I thereto, as amended pursuant to that certain Amendment to Registration Rights Agreement dated as of May 10, 2010, that certain Second Amendment to Registration Rights Agreement dated as of September 30, 2010, and that certain Third Amendment to Registration Rights Agreement dated as of October 5, 2010 (collectively, the “Agreement”).

NOW, THEREFORE, in consideration of the foregoing and the mutual benefits to be derived from this Amendment, the parties hereto hereby agree as follows:

1.                                     Amendment of the Agreement.  (a)  Pursuant to Section 10 of the Agreement, in Section 1 the definition for “Effectiveness Deadline” shall be revised as follows:

Each reference to number 198 in clause (i) of such definition shall be deleted and replaced with the number 215.

(b)  The reference to “Schedule I” in the first paragraph of the Agreement is replaced by a reference to “the signature pages.”

2.                                     Continued Effect of the Agreement.  All provisions of the Agreement, except as modified by this Amendment, shall remain in full force and effect and are reaffirmed.  Other than as stated in this Amendment, this Amendment shall not operate as a waiver of any condition or obligation imposed on the parties under the Agreement.

3.                                     Interpretation of Amendment.  In the event of any conflict, inconsistency, or incongruity between any provision of this Amendment and any provision of the Agreement, the provisions of this Amendment shall govern and control.

4.                                      Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.  A facsimile or e-mailed “.pdf” data file copy of an original written signature shall be deemed to have the same effect as an original written signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first set forth above.

TECHNISCAN, INC.		BIOTEX PHARMA INVESTMENTS, LLC

By:	/s/ David C. Robinson	By:	/s/ Robert Kessler
David C. Robinson		Robert Kessler
Chief Executive Officer		Member